SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549



                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 14, 1996


                         DMI Furniture, Inc.
        (Exact name of registrant as specified in charter)


   Delaware                 0-4173                  41-0678467
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)             Identification
incorporation)                                    No.)


One Oxmoor Place, 101, Bullitt Lane
Louisville, Kentucky                                     40222
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code: (502)426-4351


                         Not Applicable
                 (Former name or former address,
                  if changed since last report.)















             INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

     On May 14, 1996, DMI Furniture, Inc. issued a press release to announce that an investor group including two DMI executive officers has agreed to purchase a majority of the Company's outstanding Series C Preferred Stock. The text of the press release is included as Exhibit 99 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99 -- Press Release dated May 14, 1996.


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DMI FURNITURE, INC.


                              By /s/ Joseph G. Hill
                              Joseph G. Hill
                              Vice President Finance
                              Chief Financial Officer,
                              Secretary and Treasurer

                              Date: May 22, 1996